Advantus Money Market Fund

a Series of Securian Funds Trust

Summary Prospectus   |   May 1, 2012

This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the fund online at securianfunds.com/prospectus. You can also get this information at no cost by calling (800) 995-3850 or by sending an e-mail request to www.policyservices@minnesotalife.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated May 1, 2012, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The Advantus Money Market Fund seeks maximum current income to the extent consistent with liquidity and the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you pay if you buy and hold shares of the Advantus Money Market Fund. The table does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Fund. If these charges were included, the expenses shown in the table below would be higher.

Shareholder Fees

(fees paid directly from your investment)

Not Applicable

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.30%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.14%
Acquired Fund Fees and Expenses (1)	0.01%

Total Annual Fund Operating Expenses	0.70%

(1)	Because Acquired Fund Fees and Expenses are not included in the Fund’s Financial Highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights table.

Expense Example. This example is intended to help you compare the costs of investing in the Advantus Money Market Fund with the cost of investing in other funds.

The example assumes an investment of $10,000 in the Fund for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect the other fees and expenses related to a variable life insurance policy, variable annuity contract or qualified plan that invests in the Fund. Although actual costs may be higher or lower, based on these assumptions, costs would be:

1 Year	3 Years	5 Years	10 Years
$72	$224	$390	$871

Summary Information	1

Principal Investment Strategies

The Advantus Money Market Fund intends to maintain a one dollar ($1.00) net asset value per share.

The Advantus Money Market Fund invests in a variety of U.S. dollar denominated money market securities, which may include domestic corporate obligations (including commercial paper, notes, bonds, asset-backed commercial paper and other asset-backed securities), securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, shares of other investment companies that qualify as money market funds, and securities whose disposition is restricted under the federal securities laws but which have been determined by Advantus Capital to be liquid under liquidity guidelines adopted by the Trust’s Board of Trustees. The Fund invests only in high quality securities. Generally, the Fund may purchase only securities rated within the two highest short-term rating categories of one or more national rating agencies. The Fund only invests in securities that mature in 397 calendar days or less from the date of purchase in the case of securities in the national rating agencies’ highest short-term rating categories, and that mature in 45 calendar days or less from the date of purchase in the case of securities in the national rating agencies’ second highest short-term rating categories. The Fund maintains an average weighted maturity of 60 days or less and a weighted average life of 120 days or less.

Principal Risks

An investment in the Advantus Money Market Fund may result in the loss of money, and may be subject to various risks including the following types of main risk:

▲

Credit Risk – the risk that the Fund may lose some or all of its investment because an issuer of a debt security or other fixed income obligation will not make payments on the security or obligation when due, as well as the risk that the credit quality of a security may be lowered, resulting in a lower price, greater volatility and reduced liquidity for such security.

▲	Income Risk – the risk that the Fund may experience a decline in its income due to falling interest rates, earnings declines or income decline within a security.

▲	Inflation Risk – the risk that inflation will erode the purchasing power of the value of securities held by the Fund or the Fund’s dividends.

▲	Interest Rate Risk – the risk that the value of a fixed income obligation will decline due to an increase in market interest rates.

▲

Investment Company Risk – the risk that, to the extent the Fund invests in shares of another investment company, it will indirectly absorb its pro rata share of such investment company’s operating expenses, including investment advisory and administrative fees, which will reduce the Fund’s return on such investment relative to investment alternatives that to not include such expenses.

▲

Liquidity Risk – the risk that the debt securities or fixed income obligations purchased by the Fund, including restricted securities determined by the Fund’s investment adviser to be liquid at the time of purchase, may prove to be illiquid or otherwise subject to reduced liquidity due to changes in market conditions or quality ratings, or to errors in judgment by the investment adviser.

▲

Restricted Securities Risk – the risk that, in connection with investments in securities whose disposition is restricted under the federal securities laws, such securities may only be resold subject to statutory or regulatory restrictions, or if the Fund bears the costs of registering such securities. The Fund may therefore be unable to dispose of such securities as quickly as, or at prices as favorable as those for, comparable but unrestricted securities.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

2	Summary Information

Performance

The following bar chart and table provide some indication of the risks of investing in the Advantus Money Market Fund by showing changes in the Fund’s performance from year to year. (The information reflects the performance of the Fund’s predecessor portfolio. See “Financial Highlights” at page 67 of the Prospectus.) The chart and table do not reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans which invest in the Fund. If such charges and expenses were included, the returns shown below would be lower. The past performance of the Fund does not necessarily indicate how the Fund will perform in the future.

Calendar Year Total Returns

Best Quarter (ended September 30, 2006 and June 30, 2007):	1.16%
Worst Quarter (ended September 30, 2009, December 31, 2009, March 31, 2010, June 30, 2010, December 31, 2010, March 31, 2011, June 30, 2011, September 30, 2011, December 31, 2011):	0.00%

Average Annual Total Return (for periods ending December 31, 2011)
	1 Year	5 Years	10 Years
Money Market Fund	0.00%	1.38%	1.63%

Summary Information	3

Management

The Advantus Money Market Fund is advised by Advantus Capital Management, Inc. (Advantus Capital). The following individuals serve as the Fund’s primary portfolio managers:

Name and Title	Primary Manager Since
Thomas B. Houghton Vice President and Portfolio Manager, Advantus Capital	August 18, 2003
Christopher R. Sebald Executive Vice President, Chief Investment Officer and Portfolio Manager, Advantus Capital	April 29, 2005

For a summary of other important additional information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Summary Information” below.

Purchase and Sale of Fund Shares

Fund shares are sold only to participating life insurance company separate accounts and qualified plans (financial intermediaries) and are not offered directly to the public. Purchases and sales of Fund shares may be effected only through a participating life insurance company or qualified plan. Please refer to the appropriate separate account prospectus or plan documents for detail.

Taxes

For information concerning the tax consequences to purchasers of variable annuity contracts and variable life insurance policies issued by Minnesota Life or other participating life insurance companies, please see the appropriate prospectus for those contracts.

Financial Intermediary Compensation

When you purchase Fund shares through a life insurance company in connection with its variable annuity contracts or variable life insurance policies, or through another financial intermediary such as a broker-dealer that sells variable annuity contracts or variable life insurance policies, the Fund or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the life insurance company or broker-dealer to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

4	Summary Information